UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective June 19, 2019, Orion Group Holdings, Inc. (“the Company”) along with Mark R. Stauffer, President, Chief Executive Officer, and Peter R. Buchler, Executive Vice President, Chief Administrative Officer and General Counsel of the Company entered into an amendment (the “ Third Amendment”) to the employment agreements between the Company, which were originally effective on January 1, 2015. The amendments include the following material provisions for each named executive officer:

Mark R. Stauffer

The Third Amendment added a provision to provide for a non-solicitation , but contained no other material changes.

Peter R. Buchler

The Third Amendment added a provision to provide for a non-solicitation , but contained no other material changes.

Effective June 19, 2019 the Company along with Robert L. Tabb, Vice President and Chief Financial Officer entered into an Employment Agreement (the "Agreement"), which contained the following terms:

Robert L. Tabb

•	Initial term expiring June 30,2020;

•	Annual base salary of $275,000;

•	Eligibility for any other bonus and compensatory plans and perquisites as determined by the Compensation Committee of the Board in its discretion;

•	Car allowance of $1,050 per month;

•
In the event of Termination without Cause or for Good Reason not during a Protection Period (as such terms are defined in the Agreement), Mr. Tabb will receive severance benefits of: (a) continued payment of his base salary for a period of twelve months, in accordance with the Company's standard payroll practices; (b) monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (c) monthly payment for a period of twelve months of the monthly car allowance; (d) lump sum payment equal to the most recent bonus awarded to Mr. Tabb pursuant to the NEO Bonus Plan or any predecessor or replacement plan;

•
In the event of Termination without Cause or for Good Reason during a Protection Period, Mr. Tabb will receive a severance payment, payable in a lump sum, of (a) thirty months of his base salary; (b) thirty times $2,500 to cover transitional expenses, (c) thirty times monthly car allowance, plus (d) 2.5 times the most recent bonus awarded to Mr. Tabb pursuant to the NEO Bonus Plan or any predecessor or replacement plan.

The foregoing descriptions of the Third Amendment and the Agreement are summaries only and are qualified in their entirety by reference to the terms of the respective documents, which are filed as exhibits to, and incorporated by reference into, this Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)    The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears below, and is incorporated by reference into, this report.
Exhibit Index

Exhibit No.	Description
10.1	Amendment to Employment Agreement by and between Orion Group Holdings, Inc. and Mark R. Stauffer, effective June 19,2019.
10.2	Amendment to Employment Agreement by and between Orion Group Holdings, Inc. and Peter R. Buchler, effective June 19, 2019.
10.3	Employment Agreement by and between Orion Group Holdings, Inc. and Robert L. Tabb, effective June 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: June 21, 2019	By:	/s/ Mark R. Stauffer
President & Chief Executive Officer